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               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
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------                                                            --------------
No.                                                                       Shares
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                              The State of Nevada

[LOGO]                     NEW  HAMPSHIRE  INDUSTRIALS  INC.
                 Twenty-five Million Shares Authorized, $0.001 Par Value

This  Certifies  That  SPECIMEN is the owner of ______________________ Shares of
                       --------
$0.001  each  of  the  Capital  Stock  of

                         NEW HAMPSHIRE INDUSTRIALS INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the Corporation this ______ day of _____________ At

[SEAL]


------------------------                               -------------------------
     President                                               Secretary

                          ----------        ---------
                          SHARES     $0.001     EACH
                          ----------        ---------

                                   CERTIFICATE
                                       FOR

                                     SHARES

                               [SEAL APPEARS HERE]

                                     OF THE

                                  CAPITAL STOCK


                         NEW HAMPSHIRE INDUSTRIALS INC.

                                    ISSUED TO


                                      DATED



     For  Value  Received  ______  hereby  sell,  assign  and  transfer  unto___
________________________________________________________________________________
_________________________________________________________________________ Shares
of the Capital Stock represented by the written Certificate and do hereby irrevocably constitute and appoint __________________________________________
to transfer the said Stock on the books of the within named corporation with full power of substitution in the premises.

     Dated ______________________

           In  presence  of
                               ______________________________

_______________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER

     PLEASE  NOTE  THAT  ALL  CERTIFICATES  MUST  BE  LEGENDED  AS  FOLLOWS:

          The shares to be acquired upon exercise of these warrants have not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold, transferred or otherwise disposed of by the holder, unless registered under the act or unless, in the opinion of counsel satisfactory to the issuer, the transfer qualifies for an exemption from or exemption to the registration provisions thereof.